                                                                 Exhibit (A)(2)
                             Letter of Transmittal
                       To Tender Shares of Common Stock
                                      of
                           JWGenesis Financial Corp.
                                  Pursuant to
                               Offer to Purchase
                            Dated January 10, 2000

THE OFFER WILL EXPIRE AT 5:00 P.M. EASTERN TIME, ON FRIDAY, FEBRUARY 11, 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). SHARES TENDERED PURSUANT TO THE OFFER
          MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                       The Depositary for the Offer is:
                      AMERICAN STOCK TRANSFER & TRUST CO.

        By Mail:               By Hand Delivery:        By Overnight Delivery:

     40 Wall Street              40 Wall Street             40 Wall Street
 New York, New York 10005   New York, New York 10005   New York, New York 10005
   Attn: Herbert Lemmer       Attn: Herbert Lemmer       Attn: Herbert Lemmer

                     Facsimile for Eligible Institutions:
                                (718) 331-1852
                             To confirm fax only:
                                (718) 921-8200

  DELIVERY OF THIS LETTER  OF TRANSMITTAL TO AN  ADDRESS, OR TRANSMISSION OF
    INSTRUCTIONS VIA  A FACSIMILE  NUMBER, OTHER THAN  AS SET  FORTH ABOVE
      WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF
        TRANSMITTAL WHERE INDICATED  ON PAGE 6 BELOW  AND COMPLETE AND
          SIGN THE SUBSTITUTE FORM W-9 PROVIDED ON PAGE 7.

              THE INSTRUCTIONS BEGINNING ON PAGE 8 SHOULD BE READ
                             CAREFULLY BEFORE THIS
                             LETTER OF TRANSMITTAL
                                 IS COMPLETED.

   This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders", and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders". Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

 Box A
               DESCRIPTION OF SHARES TENDERED BY CERTIFICATE(S)*
--------------------------------------------------------------------------------

       Name(s) and Address(es) of Registered Holder(s)        Certificate(s) and Share(s) Tendered by
  (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on         Specific Number Method**
                       Certificate(s))                          (Attach Signed List, if Necessary)
------------------------------------------------------------------------------------------------------
                                                                              Number of     Specific
                                                                                Shares       Number
                                                              Certificate    Evidenced by   of Shares
                                                               Number(s)    Certificate(s) Tendered***
                                                 --------------------------------------------------
                                                 --------------------------------------------------
                                                 --------------------------------------------------
                                                 --------------------------------------------------
                                                 --------------------------------------------------
                                                 --------------------------------------------------
                                                              Total Shares

--------------------------------------------------------------------------------


  Certificate(s) and Share(s) Tendered by Formulaic Number of Shares Method**
                       (Attach Signed List, if Necessary)

--------------------------------------------------------------------------------

 If you wish to tender a Formulaic Number of Shares, which
 will ensure that 18.6% of the Shares you own (subject to
 possible reduction down to 14.7%, depending solely upon
 whether additional Shares have been issued after January
 7, 2000, and tendered pursuant to the Offer) will be
 accepted (whether or not there is an oversubscription of                                  Number of
 the Offer that requires Shares to be accepted on a                        Number of    Shares Owned by
 proration basis), then you must check (X) here [_] and                      Shares       Book-Entry
 complete these boxes to represent your total ownership of   Certificate  Evidenced by      (i.e.,
 Shares.                                                      Number(s)  Certificate(s) uncertificated)
                                                 --------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                 -----------------------------------
                                                 -----------------------------------
                                                 -----------------------------------
                                                 -----------------------------------
-------------------------------------------------------------------------------------------------------

  By electing to tender a Formulaic Number of
   Shares, I hereby authorize and permit the Company, including through its agent(s), to confirm the information contained herein concerning my Share ownership, including by obtaining beneficial ownership information from any broker, "street name" holder, or other nominee who may hold of record Shares that are beneficially owned by me.

                                       Total Shares Owned:


--------------------------------------------------------------------------------
   * Need not be completed if all Shares are being tendered by book-entry transfer.
  ** You must complete either the Specific Number of Shares boxes or the Percentage of Shares boxes if you wish to tender Shares. See
     Instruction 5.
 *** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Depositary are being tendered. See Instruction 4.

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

 Name of Tendering Institution ________________________________________________
 Check Box of Book-Entry Transfer Facility:
 [_] The Depository Trust Company [_] Philadelphia Depository Trust Company Account Number _______________________________________________________________
 Transaction Code Number ______________________________________________________


 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE
    FOLLOWING:

 Name(s) of Registered Owner(s) _______________________________________________
 Date of Execution of Notice of Guaranteed Delivery ___________________________ Name of Institution that Guaranteed Delivery _________________________________ If delivered by book-entry transfer, check box of applicable Book-Entry Transfer Facility:
 [_] The Depository Trust Company [_] Philadelphia Depository Trust Company Account Number _______________________________________________________________
 Transaction Code Number ______________________________________________________

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

   To be completed ONLY if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned (check one box):

 [_]is the beneficial or record owner of an aggregate of fewer than 100
    Shares, all of which are being tendered; or

 [_]is a broker, dealer, commercial bank, trust company, or other nominee that
    (a) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to JWGenesis Financial Corp., a Florida corporation (the "Company"), the above described shares of Common Stock, par value $0.001 per share (the "Shares"), of the Company, pursuant to the Company's offer to purchase Shares at the price set forth in the Offer to Purchase dated January 10, 2000 (the "Offer to Purchase"), net to the seller in cash, in accordance with the terms and conditions of the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

   Upon the terms of the Offer, and subject to and effective upon acceptance for payment of (and payment for) the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company,
(b) present such Shares for transfer on the Company's books, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the tendered Shares, and, when the same are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, claims, and encumbrances. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the tendered Shares.

   All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated herein in Box B--"Special Payment Instructions", please issue payment of the purchase price (and/or return any certificates for Shares not tendered or accepted for payment) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated in Box C--"Special Delivery Instructions", please deliver payment of the purchase price (and/or return any certificates for Shares not tendered or accepted for payment, and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in Box A-- "Description of Shares Tendered by Certificate(s)". If Box B--"Special Delivery Instructions" or Box C--"Special Payment Instructions" is completed, please follow the instructions therein with respect to payment of the purchase price and/or delivery of such payment or other items, as appropriate, in the name of and to the person or persons so indicated. Unless otherwise indicated in Box B--"Special Payment Instructions", in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Shares so tendered.

 Box B                                      Box C
    SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 6, 7 and 9)           (See Instructions 1, 6, 7, and 9)


  To be completed ONLY if certifi-           To be completed ONLY if certifi-
 cate(s) for Shares not tendered or         cates for Shares not tendered or
 not accepted for payment and/or            not accepted for payment and/or
 the check for the purchase price           the check for the purchase price
 of Shares accepted for payment are         of Shares accepted for payment are
 to be issued in the name of some-          to be sent to someone other than
 one OTHER than the undersigned, or         the undersigned or to the under-
 if Shares delivered by book-entry          signed at an address other than
 transfer that are not accepted for         that indicated above.
 payment are to be returned by
 credit to an account maintained at
 a Book Entry Transfer Facility
 other than the account indicated
 above.

                                            Mail check and/or certificate(s)
                                            to:
                                            Name ______________________________
                                                      (Please Print)

                                            Address ___________________________
 Issue check and/or certificate(s)          ___________________________________
 to:                                        ___________________________________

                                                    (Include Zip Code)
 Name ______________________________

           (Please Print)
 Address ___________________________
 ___________________________________
 ___________________________________
         (Include Zip Code)
 ___________________________________
    (Tax Identification or Social
          Security Number)

 [_] Credit unpurchased Shares de-
   livered by book-entry transfer
   to the Book-Entry Transfer Fa-
   cility set forth below.
 Check appropriate box:
 [_] The Depository Trust Company
 [_] Philadelphia Depository Trust
   Company

                                   IMPORTANT

                                   SIGN HERE
    (Also Please Complete Substitute Form W-9 at the Back of this Letter of
                                  Transmittal)

 Signature(s) of Shareholder(s) ______________________________________________
                       _______________________________________________________

 Dated ________________________ , 2000.

    (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

 Name(s) _____________________________________________________________________
 ____________________________________________________________________________
                            (Please Type or Print)
 Capacity (Full Title) _______________________________________________________
 Address _____________________________________________________________________
 ____________________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone Number ______________________________________________
                                     (Home)
                          ___________________________________________________
                                   (Business)
 Taxpayer Identification or Social Security No. ______________________________
                                       (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 6)

             SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

 Authorized Signature ________________________________________________________
 Name  _______________________________________________________________________
                             (Please Type or Print)
 Address _____________________________________________________________________
                               (Include Zip Code)
 Name of Firm ________________________    Dated _______________________ , 2000
 Area Code and Telephone Number of Firm ______________________________________
 Signature(s) Guaranteed: ____________________________________________________

 IN CERTAIN CIRCUMSTANCES, SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). SEE INSTRUCTIONS 1 AND 6.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                             (See Instruction 11)

                        PAYER'S NAME:


 SUBSTITUTE           PART 1--PLEASE PROVIDE YOUR TIN IN
                      THE BOX AT RIGHT AND CERTIFY BY
                      SIGNING AND DATING BELOW

                                                            ------------------
 Form W-9                                                   Social Security
 DEPARTMENT OF                                                   Number
                                                               or Employer

 THE TREASURY
                                                             Identification
                                                                 Number
 INTERNAL REVENUE    ----------------------------------------------------------

 SERVICE
 PAYER'S REQUEST      PART 2--CHECK HERE IF YOU ARE
 FOR TAXPAYER         AWAITING YOUR TIN

 IDENTIFICATION
 NUMBER (TIN)        ----------------------------------------------------------

                      CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FROM IS TRUE, CORRECT, AND COMPLETE.

                      SIGNATURE                     DATE _____________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FROM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, thirty-one percent (31%) of all reportable issuances made to me will be withheld until I provide such number.
 -----------------------------------       -----------------------------------
 Signature                                 Date

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signature. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either Box B--"Special Delivery Instructions" or Box C--"Special Payment Instructions" contained herein, or
(b) if such Shares are tendered for the account of (i) a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (ii) a commercial bank or trust company having an office or correspondent in the United States or (iii) by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

   2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

   Stockholders whose certificates for Shares are not immediately available, or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date, may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, such tender must be made by or through an Eligible Institution; a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary prior to the Expiration Date; and the certificates for all physically delivered Shares (or a Book-Entry Confirmation with respect to all Shares tendered by book-entry transfer in the Depositary's account at a Book-Entry Transfer Facility), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

   THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

   No fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers, and/or the specific number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (Applicable to Certain Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, then in Box A either fill in the specific number of Shares that are to be tendered in either the box entitled "Specific Number of Shares Tendered" or, if tendering by the Formulaic Number of Shares procedure, complete the information requested in the boxes under the caption "Certificate(s) and Share(s) Tendered by Formulaic Number of Shares Method". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered in their entirety by the Specific Number of Shares method, unless otherwise indicated.

   5. Method of Tender. If there is an Oversubscription of the Offer--that is, more than 1,166,667 Shares (the "Maximum Purchase Amount") have been properly tendered and not properly withdrawn prior to the Expiration Date--Shares will be accepted subject to proration based on the respective numbers of Shares so tendered by stockholders. The Company will determine the number of Shares properly tendered and the applicable proration factor as soon as practicable following the Expiration Date.

   In Box A, stockholders are given the option to tender either (a) a specific and definite number of Shares (the "Definite Amount") or (b) a formulaic number of Shares (the "Formulaic Number") that will yield, including in the event of an Oversubscription, a specific percentage of the Shares that they own (the "Target Tender Percentage"), as the number of Shares (the "Target Tender Amount") to be accepted for payment. Stockholders electing to tender a Formulaic Number of their Shares must complete the portions of Box A that indicate the total number of Shares owned by such stockholder.

   Accordingly, calculating the number of Shares tendered may require a two-step process. In the first step, the Shares properly tendered by specific number will be totaled to derive the Definite Amount, and the Definite Amount will be added to the preliminary number of Shares properly tendered by the Formulaic Number approach, using for that purpose 18.6% as the Target Tender Percentage to determine the Target Tender Amount of Shares deemed to be tendered by stockholders using the Formulaic Number approach. If that sum is equal to or less than the Maximum Purchase Amount, there will be no Oversubscription, and all such Shares can be accepted for payment. However, if that sum is greater than the Maximum Purchase Amount, there will be an Oversubscription, and a second step will be applied to calculate the number of Shares deemed to be tendered. In the second step, the aggregate number of Shares deemed to be properly tendered by the Formulaic Number approach will be equal to the Target Tender Amount divided by a fraction, the numerator of which is equal to the Maximum Purchase Amount minus the Target Tender Amount, and the denominator of which is equal to the Definite Amount; provided, however, that the maximum number of Shares deemed to be tendered by any stockholder using the Formulaic Number approach would be the total number of Shares owned by that stockholder.

   Because of the difficulty in determining the number of Shares properly tendered (including Shares tendered by guaranteed delivery procedures, as described in Section 3) and not properly withdrawn, and because of the Odd Lot procedure, the Company does not expect that it will be able to announce the final proration factor or commence payment for any Shares purchased pursuant to the Offer until approximately seven business days after the Expiration Date. The preliminary results of the Offer will be announced by press release as promptly as practicable after the Expiration Date. Stockholders may obtain preliminary information, including about possible proration calculations, from the Information Agent.

   The Formulaic Number approach should not be used unless the stockholder has read and understands the information discussed in the Offer to Purchase under
Section 1 "--Terms of the Offer--Additional Matters Concerning the Formulaic Number Approach."

   6. Signatures on Letters of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s), without any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

   When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to (or certificates for Shares not tendered or accepted for payment are to be issued
to) a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

   7. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

   8. Odd Lots. As described in Section 1 of the Offer to Purchase, if there is an Oversubscription (as defined in Section 1 of the Offer to Purchase) of the Offer, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares; provided, however, that the Company will not make any purchases of Odd Lots in their entirely as described above if, as a direct result thereof, the Company is aware that any corporate United States Holder (as defined in Section 13 of the Offer to Purchase) from whom Shares are purchased would not experience a net decrease in such corporate United States Holder's percentage ownership of the outstanding Shares immediately following the consummation of the Offer. This preference will not be available unless the section captioned "Odd Lots" is completed.

   9. Special Payment and Delivery Instructions. If payment of the purchase price is to be issued in the name of (and/or certificates for Shares not tendered or not accepted for payment are to be returned to) a person other than the signer of this Letter of Transmittal or if payment of the purchase price is to be sent (and/or such certificates are to be returned) to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, then either or both of Box B and Box C, as appropriate, in this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder(s) may designate.

    10. Waiver of Conditions. Subject to the terms of the Offer, the Company reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

    11. Federal Tax Withholding. Under federal income tax law, the Depositary is required to file a report with the Internal Revenue Service ("IRS") disclosing the payment being made to tendering stockholders pursuant to the Offer. Federal law also requires each such stockholder or transferee, as the case may be, to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on a Substitute Form W-9, as set forth in the box on page 7 hereof, and certify under penalties of perjury that such number is correct. If the Depositary is not provided with the correct TIN, such person may be subject to the penalties described under "Penalties" in the Guidelines for Certification of Taxpayer Identification Number (the "Guidelines") that are included with this Letter of Transmittal. In addition, failure to provide a TIN to the Depositary may result in imposition of backup withholding. If the person is an individual, his or her TIN is his or her social security number. The Guidelines can assist in determining the correct TIN if the person is not an individual. The TIN should be included in Part 1 of the Substitute Form W-9 provided below.

   If backup withholding applies to a person because of a failure to provide a TIN, the Depositary is required to withhold 31% of any payment otherwise to be made to the payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

   The box in Part 2 of the Substitute Form W-9 may be checked if the person has not been issued a TIN, but the person must have either applied for one, or intend to apply for one in the near future. If the box in Part 2 is checked, then the box entitled "Certificate of Awaiting Taxpayer Identification Number" must be completed. If the box in Part 2 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of the payment otherwise due until a properly certified TIN is provided to the Depositary.

   Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, certifying to that individual's exempt status. Such statements can be obtained from the Depositary.) See the accompanying "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Stockholders should consult their tax advisors as to their qualification for exemption from backup withholding and the procedure for obtaining such exemption.

    12. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to the Information Agent at its address set forth below. Questions or requests for assistance may also be directed to the Information Agent.


   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED SHARES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

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   Questions and requests for assistance or additional copies of the Offer to
Purchase, any supplements thereto, this Letter of Transmittal, and other tender offer materials may be directed to the Information Agent as set forth below.

                    The Information Agent for the Offer is:

                      American Stock Transfer & Trust Co.
                                40 Wall Street
                           New York, New York 10005
                             Attn: Herbert Lemmer